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                                                                  EXHIBIT 10.03D


                          GUILFORD PHARMACEUTICALS INC.
                          DIRECTORS' STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


     This Share Option Agreement (the "Share Option Agreement") is made as of the ____ day of ______________, by and between Guilford Pharmaceuticals Inc. (the "Corporation") and __________, a non-employee of the Corporation or its subsidiaries (the "Optionee").

     WHEREAS, the Board of Directors of the Corporation (the "Board") and the stockholders of the Corporation have duly adopted and approved the Directors' Stock Option Plan (the "Plan") provides for the grant to non-employee directors of a specified number of options for the purchase of shares of common stock of the Corporation, $.01 par value (the "Stock"); and

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

     1.   GRANT OF OPTION.

     Subject to the terms of the Plan (attached hereto as Exhibit A, the terms of which are incorporated by reference herein), the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions hereinafter set forth, ____________ shares of Stock. This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   PRICE.

     The purchase price (the "Option Price") for the Stock subject to the Option granted by this Option Agreement is $ __________ per Share (the fair market value of the Stock).

     3.   EXERCISE OF OPTION.

     Except as otherwise provided herein, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

     3.1  TIME OF EXERCISE OF OPTION.

     Fifty percent of the Option shall become exercisable on each of the first two anniversaries of the Grant Date (but shall not be exercisable before approval of the Plan by shareholder). The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the

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termination of the Option; provided, that no single exercise of the Option shall be for less than 100 Shares, unless the number of Shares purchased is the total number at the time available for purchase under this Option.

     3.2  EXERCISE BY OPTIONEE.

     During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

     3.3  TERMINATION OF OPTION.

     The Option shall terminate ten (10) years after the date of grant of the Option, as set forth in Section 13 below unless previously terminated following the Optionee ceasing to be a member of the Board. If the Optionee ceases to be a member of the Board, any unexercised or partially exercised Option held by the Optionee shall terminate in accordance with the following provisions:

     (i) If termination of Board Service is for any reason other than a termination due to (a) retirement from the Board upon reaching the age set by the Board for the retirement of Directors; (b) failure to stand for election to the board with the Board's consent; (c) resignation from the board with the Board's consent; or (d) death; or

     (ii) If the termination of Board service is for reasons "a" through "c" enumerated above, the Option shall become fully exercisable and shall continue in force for the duration of its term, subject to the following regarding the Optionee's death; or

     (iii) If termination of Board service is due to Optionee's death, or in the event of a former Director's death following a termination of Board service for reasons "a" through "c" enumerated above, the Option shall become fully exercisable and shall continue in force for one year following the date of death.

     3.4  LIMITATIONS ON EXERCISE OF OPTION.

     Notwithstanding the foregoing Subsections of this Section, in no event may the Option be exercised, in whole or in part, after the earliest of (i) ten (10) years following the date upon which the Option is granted, as set forth in
Section 13 below, (ii) termination of the Option following termination of service as a Director, as set forth in Section 3.3. above, or (iii) the occurrence of an event referred to in Section 7 below which results in termination of the Option. In no event may the Option be exercised for a fractional Share.

     3.4  REDUCTION IN NUMBER OF SHARES SUBJECT TO OPTION.

     The number of shares which may be purchased upon exercise of the Option pursuant to this Section shall be reduced by the number of shares previously purchased upon exercise of the Option pursuant to this Section.

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     4.   METHOD OF EXERCISE OF OPTION.

     Subject to the terms and conditions of this Share Option Agreement, the Optionee may, at any time, exercise an Option with respect to all or any part of the shares of Stock then subject to such Option by giving the Corporation written notice of exercise, specifying the number of Shares for which the Option is being exercised. Such notice shall be addressed to the Administrator at the Corporation's principal office, and shall be effective when actually received (by personal delivery, fax or other delivery) by the Administrator. Such notice shall be accompanied by an amount equal to the Exercise Price of such shares in the form of any one or combination of the following: (i) in cash or in cash equivalents; (ii) shares of Stock valued at Fair Market Value in accordance with the Plan, (iii) by the delivery of a promissory note of the person exercising the Option to the Corporation bearing interest at one (1) percent above the average interest rate paid by the Corporation on Corporation indebtedness on the date of exercise and repayable in equal annual installments over no more than five (5) years or (iv) by causing the Corporation to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option equal in value to the Option Price or portion thereof to be satisfied pursuant to this clause (iv). shares of Stock acquired by the Optionee through exercise of an Option may be surrendered in payment to the Exercise Price of Options; PROVIDED, HOWEVER, that any Stock surrendered in payment must have been (a) held by the Optionee for more than six months at the time of surrender or (c) acquired under an Option granted not less than six months prior to the time of surrender. Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercises be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Exercise Price.

     5.   LIMITATIONS ON TRANSFER.

     The Option is not transferable by the Optionee, other than by will or the laws of descent and distibution in the event of death of the Optionee and shall not be pledged or hypothexated (by operation of law or otherwise) or subject to execution, attachment or similiar processes.

     6.   RIGHTS AS STOCKHOLDER.

     Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any Shares transferable hereunder unless and until such Shares have been fully paid and certificates representing such Shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder of record on the books of the Company.


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     7.   EFFECT OF CHANGES IN CAPITALIZATION.

          7.1  CHANGES IN SHARES.

          If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the date the Option is granted, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of Shares subject to the Option, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to Shares subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per Share.

          7.2  REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY.

          Subject to Section 7.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per Share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the Shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

          7.3 REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY OR SALE OF ASSETS OR SHARES.

          Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning fifty (50) percent or more of the combined voting power of all classes of securities of the Company, the Option hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation and/or the assumption of the Option, or for the substitution for the Option of new options covering the stock of a successor employer entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Option shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the limitations on exercise set forth in Section 3.4 above), for 30 days


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immediately prior to the occurrence of such termination, to exercise the Option in whole or in part, whether or not the Optionee was otherwise entitled to exercise such Option at the time such termination occurs. The Company shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Company gives notice thereof to its stockholders.

     7.4  ADJUSTMENTS.

     Adjustments specified in this Section relating to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional Shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     8.   GENERAL RESTRICTIONS.

     The Company shall not be required to sell or issue any Shares under the Option if the sale or issuance of such Shares would constitute a violation by the individual exercising the Option or by the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), unless a registration statement under such Act is in effect with respect to the Shares covered by the Option, the Company shall not be required to sell or issue such Shares unless the Company has received evidence satisfactory to it that the holder of the Option may acquire such Shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Company shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the Shares covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.


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     9.   WITHHOLDING OF TAXES.

     The parties hereto recognize that the Company or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option. The Optionee agrees that the Company or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Company or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalent.

     10.  DISCLAIMER OF RIGHTS.

     No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Company or any Subsidiary.

     11.  INTERPRETATION OF THIS OPTION AGREEMENT.

     All decisions and interpretations made by the Committee or the Board of Directors of the Company with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Company and the Optionee and any other person entitled to exercise the Option as provided for herein. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

     12.  GOVERNING LAW; JURISDICTION.

     This Option Agreement is executed pursuant to and shall be governed by the laws of the State of Maryland (but not including the choice of law rules thereof).

     13.  DATE OF GRANT

     The date of this Option is

     14.  BINDING EFFECT

          Subject to all restiction sprovided for in this Option Agreemnt and buy applicable la relting to assignment and transfer of this Option Agreement and he option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respectve heirs, executors, administrators, successors, and assigns.


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     15.  NOTICE

     Any notice hereunder by the Optionee to the Company shall be in writing and shall be deemed duly given if mailed or delivered to the Company at its principal office, addressed to the attention of the Committee, or if so mailed or delivered to such other address as the Company may hereafter designate by notice to the Optionee. Any notice hereunder by the Company to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Company.

     16.  ENTIRE AGREEMENT.

     This Option Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Optionee; PROVIDED, HOWEVER, that the Company unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.


ATTEST:                                GUILFORD PHARMACEUTICALS INC.

                                       By:
-----------------------------
                                       Title:


                                       OPTIONEE:



                                       ADDRESS FOR NOTICE TO OPTIONEE:


                                       Number              Street


                                       City            State          Zip Code



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                          GUILFORD PHARMACEUTICALS INC.
                           DIRECTORS STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


                                TABLE OF CONTENTS

                                                                         PAGE

1.  GRANT OF OPTION......................................................  1
2.  PRICE................................................................  1
3.  EXERCISE OF OPTION...................................................  1
    3.1  Time of Exercise of Option......................................  1
    3.2  Exercise by Optionee............................................  2
    3.3  Termination of Option...........................................  2
    3.4  Limitations on Exercise of Options..............................  2
    3.5  Reduction in Number of Shares Subject to Option.................  2
4.  METHOD OF EXERCISE OF OPTION.........................................  3
5.  LIMTATIONS ON TRANSFER...............................................  3
6.  RIGHTS AS STOCKHOLDER................................................  3
7.  EFFECT OF CHANGES IN CAPITALIZATION..................................  4
    7.1  Changes in Shares...............................................  4
    7.2  Reorganization in Which the Company Is the Surviving Entity.....  4
    7.3  Reorganization in Which the Company Is Not the Surviving
         Entity or Sale of Assets or Shares..............................  4
    7.4  Adjustments.....................................................  5
8.  GENERAL RESTICTIONS..................................................  5
9.  WITHHOLDING OF TAXES.................................................  6
10. DISCLAIMER OF RIGHTS.................................................  6
11. INTERPRETATION OF THIS OPTION AGREEMENT..............................  6
12. GOVERNING LAW........................................................  6
13. DATE OF GRANT........................................................  6
14. BINDING EFFECT.......................................................  6
15. NOTICE...............................................................  7
16. ENTIRE AGREEMENT.....................................................  7


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                          GUILFORD PHARMACEUTICALS INC.
                           DIRECTORS STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT